UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2007
LINCOLN ELECTRIC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
0-1402
(Commission File Number)

Ohio	34-1860551
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)
22801 St Clair Avenue
Cleveland, Ohio 44117
(Address of principal executive offices, with zip code)
(216) 481-8100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1
EX-99.2

Item 8.01 Other Events.
On November 29, 2007, Lincoln Electric Holdings, Inc. (the “Company”) issued a press release announcing its entry into a majority-owned joint venture with Zhengzhou Heli Welding Materials Co., Ltd., a privately-held manufacturer of subarc flux based in Zhengzhou, China. A copy of the press release issued by the Company on November 29, 2007 announcing the joint venture is attached hereto as Exhibit 99.1.
On November 30, 2007, the Company issued a press release announcing the acquisition of substantially all of the assets of Vernon Tool Co., Ltd., a privately-held manufacturer of computer-controlled pipe cutting equipment used for precision fabrication purposes based in San Diego, California. A copy of the press release issued by the Company on November 30, 2007 announcing the acquisition is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 The Company’s press release dated November 29, 2007.
99.2 The Company’s press release dated November 30, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.
Date: December 4, 2007	By:	/s/ Vincent K. Petrella
Vincent K. Petrella
Senior Vice President, Chief Financial Officer and Treasurer

LINCOLN ELECTRIC HOLDINGS, INC.
INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	The Company’s press release dated November 29, 2007.
99.2	The Company’s press release dated November 30, 2007.